                                                                  Exhibit 4.1(a)

Temporary Certificate-Exchangeable for Definitive Engraved Certificate When
                               Ready for Delivery

                                                                COMMON STOCK
5869
-----NUMBER-----                                            -------SHARES------
AC
----------------                                            -------------------
                                     Aames                    SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                          AAMES FINANCIAL CORPORATION        CUSIP 00253A 30 9

                           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                               THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF
                                             RIDGEFIELD PARK, NJ OR NEW YORK, NY

--------------------------------------------------------------------------------
This Certifies that


is the record holder of
--------------------------------------------------------------------------------
  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

------------------------ AAMES FINANCIAL CORPORATION ---------------------------

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrant.

      WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE


/s/ [ILLEGIBLE]                                                  /s/ [ILLEGIBLE]
                                 [SEAL OMITTED]
   SECRETARY                                                         CHAIRMAN

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations's Secretary at the principal office of the Corporation.

      This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Aames Financial Corporation (the "Company") and Wells Fargo Bank, as Rights Agent, dated as of June 21, 1996, as it may from time to time be supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of record of this Certificate a copy of the Rights Agreement without charge within ten business days after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                    TEN COM - as tenants in common
                    TEN ENT - as tenants by the entireties
                    JT TEN  - as joint tenants with rights of
                              survivorship and not as tenants
                              in common

               UNIF GIFT MIN ACT - __________Custodian__________
                                     (Cust)            (Minor)
                                   under Uniform Gifts to Minors
                                   Act____________________
                                           (Share)

               UNIF TRF MIN ACT - ________ Custodian (until age____)
                                   (Cust)
                                  ___________ under Uniform Transfers
                                    (Minor)
                                  to Minors Act __________________
                                                     (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________

                                X ______________________________________________

                                X ______________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION ON ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.